Filed under Rule 497(e)

Registration No. 033-52742

SunAmerica Series Trust

SA Legg Mason BW Large Cap Value Portfolio

SA Legg Mason Tactical Opportunities Portfolio

Supplement dated June 23, 2020, to the Statement of Additional Information ("SAI")

dated May 1, 2020, as supplemented and amended to date

Brandywine Global Investment Management, LLC ("Brandywine"), a wholly-owned subsidiary of Legg Mason, Inc. ("Legg Mason"), currently serves as subadviser to the SA Legg Mason BW Large Cap Value Portfolio. QS Investors, LLC ("QS Investors"), an indirect wholly-owned subsidiary of Legg Mason, currently serves as subadviser to the SA Legg Mason Tactical Opportunities Portfolio. During the third quarter of 2020 (the "Effective Date"), Franklin Resources, Inc. is expected to acquire Legg Mason.

On the Effective Date, the following changes are made to the SAI:

The information with respect to Brandywine in the second paragraph of the section entitled "Subadvisory Agreements" is deleted in its entirety and replaced with the following:

Brandywine is an indirect wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries.

The information with respect to QS Investors in the second paragraph of the section entitled "Subadvisory Agreements" is deleted in its entirety and replaced with the following:

QS Investors is an indirect wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.